UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 --------------

         Date of Report (Date of earliest event reported): June 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                          Europe 2001 HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

        DELAWARE                       001-16261                 13-5674085
(State or other jurisdiction        Commission File           (I.R.S. Employer
     of incorporation)                  Number               Identification No.)

                                 --------------

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

                                 --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events

As a result of the Share Consolidation and Special Dividend of Scottish Power Plc (NYSE: "SPI"), a constituent of the Europe 2001+ HOLDRS Trust, (New) Scottish Power Plc will replace Scottish Power Plc as an underlying constituent of the Trust. Consistent with the terms of the HOLDRS Trust, The Bank of New York was not required to, and did not, make an election related to the Special Dividend and will therefore receive the form of consideration paid to non-electing holders. For the 7 shares of Scottish Power Plc per 100 share round lot of Europe 2001+ HOLDRS, The Bank of New York received 5.555557 shares of
(New) Scottish Power Plc (NYSE: "SPI") and $63.00336 in cash. As a result, effective Thursday May 18, 2006, 5.555557 shares of (New) Scottish Power Plc will be required for creations or cancellations per 100 share round lot of Europe 2001+ HOLDRS.

As a result of the spin-off of Arkema S.A. from Total S.A. (NYSE: "TOT") a component of the Europe 2001+ HOLDRSSM Trust, Arkema S.A. will not be added as an underlying security of the Europe 2001+ HOLDRSSM Trust. As set forth in the prospectus for the Trust, if Arkema S.A. is not listed for trading on a U.S. national securities exchange or through NASDAQ, it will be distributed by The Bank of New York. For the 3 shares of Total S.A. per 100 shares round lot of Europe 2001+ HOLDRSSM, The Bank of New York received 0.15 shares of Arkema S.A. and distributed 0.0015 shares of Arkema S.A. per depositary share of "EKH" on May 30, 2006.

Effective Friday, May 26, 2006, the quantity of shares of Total S.A. represented by each 100 share round lot of Europe 2001+ HOLDRS increased to 6 shares (from
3) due to a 2 for 1 stock split of Total S.A.

The quantity of shares of UBS AG (NYSE: "UBS") represented by each 100 share round lot of Europe 2001 HOLDRS will increase to 6 shares (from 3) due to a 2 for 1 stock split of UBS AG. Effective Monday, July 10, 2006, deposits of UBS AG Common Stock for creation of Europe 2001 HOLDRS will increase to 6 UBS (instead of 3 UBS) per round lot of 100 Europe 2001 HOLDRS due to the 2 for 1 stock split of UBS AG.

Effective, May 31, 2006, the quantity of shares of Unilever N.V. ( NYSE:"UN") represented by each 100 share round lot of Europe 2001 HOLDRS increased to 9 shares (from 3) due to the 3 for 1 stock split of Unilever N.V.


Item 9.01.    Financial Statements and Exhibits

              (c)  Exhibits

                   99.1 Europe 2001 HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MERRILL LYNCH, PIERCE, FENNER &
                                        SMITH INCORPORATED


Date:  August 10, 2006                By: /s/ Satyanarayan R. Chada
                                         -----------------------------
                                         Name:   Satyanarayan R. Chada
                                         Title:  First Vice President

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Europe 2001 HOLDRS Trust Prospectus Supplement dated June 30, 2006 to Prospectus dated February 17, 2006.